UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2008

BRT REALTY TRUST
(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York    11021
 (Address of principal executive offices)                      (Zip code)

        Registrant's telephone number, including area code     516-466-3100

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁪             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁪             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁪             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 7, 2008, BRT Realty Trust issued a press release announcing its results of operations for the three months ended December 31, 2007.  The press release is attached as an exhibit to this Current Report on Form 8-K.  This information and the exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and are not to be considered "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be incorporated by reference into any previous or future filing by registrant under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Statements and Exhibits.

(a)	Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

99.1 Press release dated February 7, 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST
Date: February 7, 2008	By:	/s/ George Zweier
George Zweier
Vice President and CFO